SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549




                                                     FORM 8-K



                                                  CURRENT REPORT



                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          January 31, 1994


                          Northern States Power Company
        (Exact name of registrant as specified in its charter)


                                    Minnesota
           (State or other jurisdiction of incorporation)


            1-3034                                       41-0448030
(Commission File Number)                   (IRS Employer Identification No.)


414 Nicollet Mall, Mpls, MN                                 55401
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code            612-330-5500



       (Former name of former address, if changed since last report)


Item 5.  Other Events

On January 31, 1994, Northern States Power Company, a Minnesota corporation, ("the Company") received notice that an appeal of the Minnesota Public Utilities Commission's (MPUC) determination on the allowed return on common equity was filed with the Minnesota Court of Appeals by the Minnesota Department of Public Service, the Office of the Attorney General and the Minnesota Energy Consumers intervenor groups. The appeal concerns the method of calculation of the rate of return on common equity for both the Minnesota electric and gas cases. The amount at issue is approximately $7 million in annual revenues for the Company. The ultimate financial impact of this appeal, if any, is not determinable at this time. A decision by the Court is expected by year end, 1994.

On January 31, 1994, the Company was notified by the United States Environmental Protection Agency (USEPA) that it is a potentially responsible party (PRP) at the Brooklyn Park Superfund site in Minnesota, which is in addition to the sites identified in the Company's previous filings. The USEPA states that costs incurred to date in investigating and remediating the site have been approximately $1,300,000. If NSP is determined to be a responsible party, it is jointly and severally liable for the costs of investigation and remediation. Eleven other parties have been named as PRPs. The Company is reviewing its records and conducting an investigation to determine if the site was used by the Company or the other PRPs.

The Company's Unaudited Consolidated Balance Sheets and Unaudited
Consolidated Statements of Capitalization as of December 31, 1993 and 1992 and the Company's Unaudited Consolidated Statements of Income, Unaudited Consolidated Statements of Cash Flows, and Unaudited Consolidated Statements of Changes in Common Stockholders' Equity for the three years ended December 31, 1993 are included as Exhibit 28, and are hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

28.01 Northern States Power Company, a Minnesota Corporation - Certain Unaudited Financial Information:

         - Unaudited Consolidated Statements of Income for the three years ended December 31, 1993
         - Unaudited Consolidated Statements of Cash Flows for the three years ended December 31, 1993
         -   Unaudited Consolidated Balance Sheets, December 31, 1993 and 1992
         - Unaudited Consolidated Statements of Changes in Common Stockholders' Equity for the three years ended December 31, 1993
         - Unaudited Consolidated Statements of Capitalization, December 31, 1993 and 1992

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Northern States Power Company
                                           (a Minnesota Corporation)


                                           By (Edward J. McIntyre)
                                              Edward J. McIntyre
                                              Vice President and
                                                Chief Financial Officer


Dated: February 9, 1994